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                                                                     Rule 497(e)
                                                       Registration No. 33-11371
                                                               File No. 811-4982

                              HEARTLAND GROUP, INC.
 Heartland Select Value Fund . Heartland Value Plus Fund . Heartland Value Fund

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   As Disclosed in the Supplement Dated December 15, 2003 to Prospectus Dated
                                 April 9, 2003

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Proceedings

     The following paragraphs replace in its entirety the information contained on page 8 of the Prospectus under the caption "Litigation":

          On July 18, 2002, pursuant to a stipulation and following a fairness hearing, the U.S. District Court for the Eastern District of Wisconsin approved a settlement of a consolidated class action brought by shareholders of the Heartland High-Yield Municipal Bond Fund and the Short Duration High-Yield Municipal Fund (together, the "High-Yield Funds"), in which Heartland, Heartland Advisors, the High-Yield Funds and certain other parties were named as defendants. The litigation arose out of a repricing of the securities in the High-Yield Funds in October 2000. The High-Yield Funds have been in receivership since March 2001. Under the terms of the settlement, Heartland, Heartland Advisors, the High-Yield Funds, and certain related parties were dismissed and released from all claims in the class action upon establishment of a settlement fund for the benefit of the class plaintiffs. Neither Heartland nor any of its separate funds, directors, or officers were required to contribute to the settlement fund (although Heartland Advisors did make a substantial contribution to facilitate settlement). Subsequently, all other suits filed by persons who opted out of the class action settlement were also settled without any contribution from Heartland, its funds, directors or officers.

          On December 11, 2003, the SEC filed a civil complaint in United States District Court for the Eastern District of Wisconsin (Civil Action No. 03C1427) relating to the High-Yield Funds against Heartland Advisors; William J. Nasgovitz, President of Heartland Advisors, President and a director of Heartland and Co-Portfolio Manager of the Heartland Value Fund; Paul T. Beste, Chief Operating Officer of Heartland Advisors and Vice President of Heartland; Kevin D. Clark, an officer of Heartland Advisors; certain former officers of Heartland Advisors; a former director of Heartland; and others.

          The SEC alleges various violations of the federal securities laws with respect to the pricing of securities owned by the High-Yield Funds and the related calculation of the High-Yield Funds' net asset value per share from March 2000 to March 2001; disclosures in the prospectus, other Commission filings and promotional materials for the High-Yield Funds relating to risk management, credit quality, liquidity and pricing; breach of

                         1.800.HEARTLN(1-800-432-7856)
                             www.heartlandfunds.com

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          fiduciary duty; the sale in September and October 2000 by certain individual defendants of shares of the High-Yield Funds while in possession of material, non-public information about those funds; and the disclosure of material, non-public information to persons who effected such sales. The SEC seeks civil penalties and disgorgement of all gains received by the defendants as a result of the conduct alleged in the complaint, a permanent injunction against the defendants from further violations of the applicable federal securities laws, and such other relief as the court deems appropriate.

          The complaint does not involve Heartland, the Heartland Select Value, Value Plus or Value Funds (the "Funds"), any portfolio manager of those Funds (other than Mr. Nasgovitz) or any of the current independent directors or any independent director nominee of Heartland. However, an adverse outcome for Heartland Advisors and/or its officers named in the complaint may affect their ability to continue to provide services to the Funds.

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   As Disclosed in the Supplement Dated November 14, 2003 to Prospectus Dated
                                 April 9, 2003

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Closing of Heartland Value Fund

     Effective as of the close of business on November 26, 2003, the Heartland Value Fund will be closed to most new investors. The Fund will also not accept exchanges from other Heartland funds after this date. The closing is intended to promote long-term investments in the Fund, thereby contributing to a more stable asset base and the continued efficient management of the Fund. This decision was made after considering the current size of the Fund (approximately $1.7 billion at September 30, 2003) and the availability of common stocks of smaller companies that meet the Fund's investment criteria. To ensure that quality services are provided to existing and eligible new investors, no changes will be made to the various fees paid by the Fund.

     The Fund will continue to accept investments from the following persons or entities, who may be required to demonstrate eligibility to purchase shares of the Fund before an investment is accepted:

          .    Current investors in the Fund;

          . Employer-sponsored retirement accounts (such as plans qualified under Sections 401, 403 and 457 of the Internal Revenue Code);

          .    Traditional and Roth IRA accounts;

          .    Any trust accounts; and

          . Officers, directors and employees of Heartland Group, Inc. or Heartland Advisors, Inc.

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Rule 12b-1 Fees

     Effective November 14, 2003, the following paragraph replaces in its entirety the information contained on page 8 of the Prospectus under the caption "Rule 12b-1 Fees":

               Each Fund has adopted a plan under Rule 12b-1 whereby the Fund pays the Fund's principal underwriter and distributor, Heartland Investor Services, LLC (the "Distributor"), an amount up to 0.25% of the Fund's average daily net assets, computed on an annual basis and paid monthly, as reimbursement for expenses incurred in distributing Fund shares and in providing certain shareholder services. All or a portion of these fees may be paid to brokers, dealers, banks and others who provide various services to its customers who hold Fund shares. Among others, these services may include: (1) establishing, maintaining and processing changes in shareholder accounts; (2) answering shareholder inquiries; (3) distributing prospectuses, reports, advertising and sales literature; and (4) preparing account statements and confirmations. Because each Fund pays 12b-1 fees out of its assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Customer Identification Program

     Heartland Group, Inc. has adopted a customer identification program as required by the USA PATRIOT Act. The USA PATRIOT Act is designed to help the government fight the funding of terrorism and money laundering activities. It specifically requires all financial institutions, including mutual funds, to obtain, verify and record information that identifies each person who opens an account.

     Under Heartland's customer identification program, when you open an account we will ask for your name, street address, date of birth, social security number and other information that will allow us to identify you. Corporate accounts will require other similar information. We may also ask to see other identifying documents.

          Heartland reserves the right not to open an account or process any purchases, redemptions or exchanges unless and until we can confirm your identity. We also may close an account if there are any discrepancies in the identifying information you have provided.

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      As Disclosed in the Supplement Dated May 1, 2003 to Prospectus Dated
                                 April 9, 2003

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Elimination of Early Redemption Fee for Heartland Value Plus and Value Funds

     Effective as of May 1, 2003, the early redemption fee, as described on pages 6 and 17 of the Prospectus, will no longer be charged by the Heartland Value Plus Fund or the Heartland Value Fund.

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